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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(B)(2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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
         A NATIONAL BANKING ASSOCIATION                              41-1592157
        (JURISDICTION OF INCORPORATION OR                         (I.R.S. EMPLOYER
    ORGANIZATION IF NOT A U.S. NATIONAL BANK)                   IDENTIFICATION NO.)

        SIXTH STREET AND MARQUETTE AVENUE
             MINNEAPOLIS, MINNESOTA                                    55479
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)
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
FOOD 4 LESS SUPERMARKETS, INC.                     DELAWARE                           95-4222386
ALPHA BETA COMPANY                                 CALIFORNIA                         95-1456805
BAY AREA WAREHOUSE STORES, INC.                    CALIFORNIA                         93-1087199
BELL MARKETS, INC.                                 CALIFORNIA                         94-1569281
CALA CO.                                           DELAWARE                           95-4200005
CALA FOODS, INC.                                   CALIFORNIA                         94-1342664
FALLEY'S INC.                                      KANSAS                             48-0605992
FOOD 4 LESS OF CALIFORNIA, INC.                    CALIFORNIA                         33-0293011
FOOD 4 LESS GM, INC.                               CALIFORNIA                         95-4390407
FOOD 4 LESS MERCHANDISING, INC.                    CALIFORNIA                         33-0483193
FOOD 4 LESS OF SOUTHERN CALIFORNIA, INC.           DELAWARE                           33-0483203
(EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS         (STATE OR OTHER
  CHARTER)                                         JURISDICTION OF                 (I.R.S. EMPLOYER
                                                   INCORPORATION OR
                                                   ORGANIZATION)                  IDENTIFICATION NO.)
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
       FOOD 4 LESS SUPERMARKETS, INC.
         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                     90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)
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                               % SENIOR NOTES DUE 2004
                      (TITLE OF THE INDENTURE SECURITIES)

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ITEM 1. GENERAL INFORMATION

     Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency
           Treasury Department
           Washington, D.C.

           Federal Deposit Insurance Corporation
           Washington, D.C.

           The Board of Governors of the Federal Reserve System
           Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

           The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR

     If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

     No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

ITEM 16. LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility. Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

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
    Exhibit 1.    a.   A copy of Articles of Association of the trustee now in effect.*
    Exhibit 2.    a.   A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                       Northwestern National Bank of Minneapolis.*
                  b.   A copy of the certificate of the Comptroller of the Currency dated January
                       2, 1934, approving the consolidation of the Northwestern National Bank of
                       Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*
                  c.   A copy of the certificate of the Acting Comptroller of the Currency dated
                       January 12, 1943, as to change of corporate title of Northwestern National
                       Bank and Trust Company of Minneapolis to Northwestern National Bank of
                       Minneapolis.*
                  d.   A copy of the certificate of the Comptroller of the Currency dated May 1,
                       1983, authorizing Norwest Bank Minneapolis, National Association, to act
                       as fiduciary.*
    Exhibit 3.         A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*
    Exhibit 4.         Copy of By-laws of the trustee as now in effect.*
    Exhibit 5.         Not applicable.
    Exhibit 6.         The consent of the trustee required by Section 321(b) of the Act.*
    Exhibit 7.         A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**
    Exhibit 8.         A copy of the certificate dated May 10, 1983 of name change from
                       Northwestern National Bank Minneapolis to Norwest Bank Minneapolis,
                       National Association.*
    Exhibit 9.         A copy of the certificate dated January 11, 1988, of name change from
                       Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota,
                       National Association.*
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 * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

** Incorporated by reference to the exhibit of the same number filed with the registration statement number 22-25782.
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                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 6th day of January 1995.


                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION


                                          /s/  RAYMOND S. HAVERSTOCK

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                                          Raymond S. Haverstock
                                          Assistant Vice President